Supplemental Cash Flow Information (Details) - Schedule of table below presents supplemental cash flow - USD ($)	12 Months Ended
	Jun. 27, 2021	Jun. 28, 2020
Cash paid during the period for:
Interest	$ 81,685	$ 76,985
Income taxes, net of refunds	818	695
Noncash investing and financing transactions:
Capital additions in accounts payable	4,193	7,417
Capital leased asset and liabilities	5,401	1,904
Change in fair value of interest rate swap	$ 8,631	$ (3,968)